





AspenBio Pharma

AspenBio is developing AppyScore,™ a blood-based “rule-out” test for Acute Appendicitis.

The test is designed to help physicians manage the millions of patients who enter emergency rooms every year complaining of abdominal pain suspicious for appendicitis.

NASDAQ: APPYD

August 2011

Important Cautions Regarding Forward Looking Statements

Certain statements made in this presentation are "forward-looking statements" of AspenBio Pharma, Inc. ("APPY") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that APPY believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors APPY believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of APPY. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including statements regarding the Nasdaq listing status, fluctuations in our stock price, and our ability to successfully complete the clinical trial activities for AppyScore required for FDA submission, obtain FDA approval for, cost effectively manufacture and generate revenues from AppyScore and other new products, execute agreements required to successfully advance the company's objectives, retain the scientific management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets.

Furthermore, APPY does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in APPY's most recent Annual Report on Form 10-K as filed with the SEC.

Why Focus on the Diagnosis of Abdominal Pain?

Abdominal Pain as Chief ER Complaint:
Up 32% 1999-2008 to 8.7 Million[2]



Abdominal vs. Chest Pain as % of Total ER Visits
Patients ≥18 years in U.S., 1999-2008[1]
10.5%
10.0%
10.6%
9.3%
11.1%
9.4%
11.2%
9.1%
11.3%
9.0%
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Abd Pain
Chest Pain



EMERGENCY
ADULT & CHILDREN

By both number & percentage of patients, abdominal pain is the most frequent complaint by patients entering the hospital emergency room

[1]Trend is significant ($p < 0.05$). Figures are based on 2-year averages. Source: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
[2]NHAMCS Data, Mar 18, 2010 (All reference to abdominal pain are regarding "non- traumatic" abdominal pain)

…and Why Appendicitis?

Appendectomy is #1 Reason for Emergency Abdominal Surgery*

- **2.7M** abdominal CT Scans per year in U.S. alone*
- **6.2M** Complete Blood Count (CBC) tests for abdominal pain*
- **280K- 300K** appendectomies in U.S. annually*
- Appendicitis affects 9% men, 7% women over lifetime**
- Gynecological issues confound diagnosis in women**
- Children & adolescents in peak age group**


Appendix


Risk of developing Appendicitis with age
Risk (%)
15
10
5
0
0
20
40
60
80
100
Age (yrs)
Children & Adolescents
in Peak Age Group**

*NEJM 348:236-242

*Source: NHAMCS from CDC 2008 data, **Am Journal of Epidemiology, Addis et al John Hopkins Vol. 132 no. 5

The Difficulty of Diagnosing Acute Appendicitis

Starts with History & Physical Exam



Acute appendicitis is the **most commonly** performed emergency abdominal surgery [1]

Yet experts agree, **accurate diagnosis is notoriously difficult:**

"The diagnostic approach to children with possible appendicitis remains challenging" - DHHS[2]

"Diagnosis of appendicitis can be challenging even in the most experienced of clinical hands" - AEM[3]

Emergency Surgery



Lab Tests



CT Imaging





Observation - Conservative Management



[1]In the U.S.; National Center for Health Statistics,1998:26. DHHS publication no. (PHS) 99-1710
[2]Hennelly, Bachur 2011 *Curr Opin Pediatr* 23(epub ahead of print)
[3]Ann Emerg Med. 2010;55:71-116

Use of ER Abdominal CT Imaging is Rising Rapidly


Medical imaging (U.S.) in non-traumatic ER visits
Percentage per Symptom 1
Patients >18 years in U.S., 1999-2008
Abdominal Pain Imaging up 123% 1999-2008 1
Percent of Visits
19.9
3.4
8.6
25.8
4.1
10.8
31.2
7.9
13.1
40.8
10.9
15.8
44.3
15.9
19.1
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Chest Pain
Abdominal Pain
Other symptoms

- Use of advanced medical imaging [1] for non-traumatic abdominal pain is increasing
- However, "liberal use of CT scans in diagnosing appendicitis **in children has not resulted in a decreased negative appendectomy rate**"[2] (i.e., removed appendix was not diseased)

[1] Includes CT, MRI and Ultrasound, ages 18 and older SOURCE: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
[2] J Pediatr Surg. 2004 Jun;39(6):886-90; discussion 886-90.

Use of CT for Diagnosis of Appendicitis in Children Leads to Increased Lifetime Cancer Risk

- Children are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e., from CT)
- Up to 2% of all U.S. cancers will be caused by CT*
- Earlier the exposure, the more likely to die from cancer later in life (see chart below)



Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10 mGy
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)



Cancer Risk of CT in Diagnosing Acute Appendicitis Recognized by FDA & Industry in Major 2010 Study

For a single abdominal CT study in a 5-year-old child, lifetime risk of radiation-induced malignancy: [1]

Female: 26.1 per 100,000
Male: 20.4 per 100,000

"Our finding of a substantial increase in the use of CT in children who visit emergency departments in the United States <u>underscores the need for special attention to this vulnerable population</u> to ensure that imaging is appropriately ordered, performed, and interpreted." [2]


Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH

[1]Wan et al 2009 *Radiology* 250:2
[2]Larson et. al., *Radiology* Published online April 5, 2011

Increased CT Use Particularly for Children Under Public Scrutiny

Available at www.aspenbiopharma.com


NBC
NIGHTLY
NEWS
WITH BRIAN WILLIAMS

NBC Nightly News with Brian Williams

Aired April 5, 2011

More Effective- Safer Patient Management



History & Physical Exam
AppyScore™
CT Scan
Aggressive
Low Risk Patients
Low (-)LR
Lab Tests
Conservative
Observation -
Conservative Management

MRP 8/14 – Abundant Inflammatory Response Marker in Acute Appendicitis



MRP 8/14 (calprotectin)

- S-100 family of calcium binding proteins
- Associated with myeloid cell differentiation
- Highly expressed in resting neutrophils, keratinocytes, infiltrating tissue macrophages & epithelial cells
- Released into blood from activated leukocytes secondary to bacterial infections or inflammation

- Neutrophils contain ~25pg each
- >60% of neutrophil granulocytic total protein
- Antimicrobial - inhibits pathogen growth via competition for zinc
- Potent chemoattractant for neutrophils & monocytes


LUMEN
BACTERIA
MRP 8/14
BLOODSTREAM
RBC
NEUTROPHIL

AspenBio Pharma Patent Portfolio

Patents Issued:

- United States
  - 7,501,256
  - 7,659,087
  - 7,670,789
- Europe (EPC)
  - EP1778869B1
  - (Germany, France, UK, Italy, Spain, Switzerland, Sweden, the Netherlands, Belgium and Ireland)
- Japan
  - 4447641
  - 4486153
  - 4630383

Patents Pending:

- United States
  - 12/638,743
  - 12/690,567
- Canada
  - 2,574,991
  - 2,678,145
- China
  - 200580031278.4
  - 200880010101.X
- India
  - 1490/DELNP/2007
  - 5614/DELNP/2009
- Japan
  - 2009-278989



AppyScore: Designed to Optimize Lab *and* Emergency Department Workflow

AppyScore®

Appendicitis Test Platform

- First-of-its-kind
- Blood-based rule-out test
- Measures MRP 8/14 presence in blood
- Rapid (designed for 10 min. run time)
- IP protected
- Dedicated instrument & consumables
- Easy to deploy & use in any hospital setting


AppyScore™

FDA Guidance Suggests Following D-Dimer Assay Model

D-Dimer Aids ER Doctors in "Ruling Out" Blood Clots*







D-Dimer and AppyScore Share Similar Regulatory Pathways

	D-Dimer	AppyScore
Condition Being Evaluated (Risk of…)	Pulmonary Embolism	Appendicitis
Rule-Out Test to Aid in Patient Management (Low Disease Risk)	Yes	Yes
Probability of the Disease	Low	Low
Use of Pretest Probability	Yes	Yes
Negative Predictive Value	High	High
Specificity	Modest	Modest
Competition	Significant	None
Number of Test Manufactures	14	One
Est. Potential # of Tests Annually	3.5 mil	3.0 mil**
Patent Status	Off	Patented

*ACADEMIC EMERGENCY MEDICINE 2011; 18:1–5 © 2011 by the Society for Academic Emergency Medicine

**Est. based on total population-NHAMCS Data Summary for Abdominal Pain 2005-2008 (6.2 million CBC)

AppyScore designed to Aid ER Doctors in "Ruling Out" Appendicitis







Significant Number of Patients Are at Low Risk…

Prospective Validation of the Pediatric Appendicitis Score in a Canadian Pediatric Emergency Department

Maala Bhatt, MD, MSc, Lawrence Joseph, PhD, Francine M. Ducharme, MD, MSc, Geoffrey Dougherty, MD, MSc, and David McGillivray, MD

ACADEMIC EMERGENCY MEDICINE 2009; 16:591–596 © 2009 by the Society for Academic Emergency Medicine

Patients with score of 6 and above had *greater* prevalence (i.e., occurrence) of acute appendicitis


Appendicitis
No Appendicitis
Low Prevalence = 5%
High Prevalence = 61%
Frequency
35
30
25
20
15
10
5
0
0
16
0
17
1
21
1
31
4
28
16
26
15
16
20
7
21
1
5
0
1
2
3
4
5
6
7
8
9
10
Diagnostic Score

Patients with score of 5 and lower had *less* prevalence of the disease

…However, Significant Percentage of Low Risk Patients Receive CT Scans


Pediatric Data from AspenBio AB10 Study*
•AB-10 Scoring was determined without the use of patient temperature which was not collected at the time
100%
80%
60%
40%
20%
0%
34%
48%
36%
43%
51%
41%
36%
42%
<=2
3
4
5
6
7
>=8
Avg.
Modified Alvarado Score
No Imaging
Ultrasound
CT Scan

High percentage of children CT scanned despite 'low risk' score of 5 and under

False Elevation of MRP Assay Score During AB-10 Trial

Step 1- Blood Sample Prep

- As learned from post-hoc analysis, a critical step in the sample preparation process is obtaining "cell-free" plasma
- However, in AB-10 study, white blood cells (WBC) mixed with plasma



Plasma
White Cells
Red Cells
Plasma
Transfer
Plasma w/
White Blood Cells
(WBC)

Step 2- Shipping

Frozen plasma samples were shipped across the country to central reference laboratory



FedEx

Step 3- Analysis via ELISA

MRP 8/14 was released from white blood cells due to shipping time & freeze/thaw, thereby falsely elevating AppyScore Levels





Post-Hoc Analysis

Aspen duplicated this phenomenon by deliberately contaminating plasma with WBCs



Elapsed Time/Method
< 5 min
2 Hrs
24 Hrs
48 Hrs
Freeze/Thaw
0
5
10
15
20
AppyScore

Upcoming Pivotal Trial Issue Resolution Plan

Step 1: New Blood Sample Prep

- Samples are spun to separate plasma
- Small amount of plasma extracted (20uL) minimizes chance of mixing white blood cells (WBC)
- EDTA (purple top) tubes prevent MRP 8/14 complex from forming though calcium binding





Step 2: AppyScore Analysis

- Samples tested immediately on site, within minutes
- Insures no chance for cellular breakdown or misleading increase of MRP 8/14




EMERGENCY
ADULT & CHILDREN

Step 3: Shipping Remaining Samples to Aspen

- Samples are spun a second time.
- Samples are frozen (-80 degrees) and shipped to Aspen




FedEx

Step 4: Samples for Future Discovery Work

Samples shipped to AspenBio stabilized by new sample Prep; unaffected by elapse time/method of shipment


Elapsed Time/Method
< 5 min
2 Hrs
24 Hrs
48 Hrs
Freeze/Thaw
0
5
10
15
AppyScore

Regulatory & Clinical Input Expected PRIOR to Commencement of Pivotal Trial

Pre- Pivotal Study

Methodology

- 6-7 Hospitals
- Interim Analysis Q3/2011
- Full Clinical Follow Up
- Protocol Similar to Clinical Trial

Desired Output

- Initial Assay Performance
- Validation of Pre-Test Probability Model
- Nail down Assay Cutoff-Pediatrics
- Prep Hospitals for Pivotal Trial

FDA Engagement

- File Pre-IDE Package June 8
- Pre-IDE Meeting Est. 3rd Q

Seeking FDA opinion on:

- Intended Use
- Performance Requirements
- Clinical Trial Design
- Type of Submission

AppyScore Estimated Clinical/Regulatory Timeline


April 2011
Commenced Enrollment of Pre-Pivotal Study
Q3 2011
Commence Enrollment of Clinical Trial
Q1/Q2 2012
Final Pivotal Trial Report -Submission of 510(k) FDA
Projected FDA clearance and US Launch
2011
2012
File Pre-IDE Book with FDA 6-9-11
Initial Pre-Pivotal Assessment
Pre-Pivotal Study Complete
Complete Enrollment of Clinical Trial
• ISO 13485 compliant
• Apply for CE Mark

Note: future dates are based on current estimates & expectations, anticipated timeline may change based on regulatory input

AspenBio Positioned to Build Product Portfolio for Abdominal Pain

Present	Next	Future
Rule Out Test for Appendicitis (Pediatrics)	Appendicitis Diagnostic (All Patients)	Abdominal Pain Diagnostic

- AspenBio continues to build a **comprehensive understanding** of the biology of appendicitis and abdominal pain
- As the result of numerous studies, we have amassed a large & unique store of blood samples with diagnostic information
  - **2,000**+ samples, growing to **3,000+** following Pivotal Trial
  - Further study of these samples could provide rare insight into markers related to other causes of abdominal pain
- This resource provides AspenBio a **head start** in the development of diagnostic products focused on appendicitis and abdominal pain

In Addition to Eliminating Exposure to CT Radiation, Economic Drivers Also Support Adoption of AppyScore

Breakdown of Potential Savings Across 100 Potential Patients

50% of Patients stratified as "Low Risk" and given AppyScore ("AS") test	**50 Patients**
Negative AS results (assuming ~30% Specificity)	15 Patients
CT Scan avoided assuming 11 of these 15 Patients ruled out with Negative AS; CT Scan cost saving of $650 ea. x 11 =	$7,150
Ultrasound avoided assuming 5 of these 15 ruled out with Negative AS; Ultrasound cost savings of $250 ea. x 5 =	$1,250
Average ER 'Length of Stay' cost reduction with Negative AS; Est. 90 minutes and $600 saving with 100% of Negative AS patients =	$9,000
Total Savings per 100 Patients, est.*	**$17,400**
Savings per AppyScore test, est.*	**$348**

*Before accounting for cost of AppyScore

Highly-Experienced Diagnostics Development Team w/ Strong Track Records of Success

- **Steve Lundy -** President & CEO
  MicroPhage, GeneOhm Sciences (Acquired by BD), Dianon Systems (Acquired by LabCorp), Bayer

  Commercial leadership in several high growth diagnostic companies (Dianon, AVL, GeneOhm) **resulting in combined exit value of >$1 billion**

- **Greg Bennett -** SVP Product Dev. & Manufacturing
  Cholestech (Acquired by Alere), LifeScan, Inc. (a J&J Company)

  Developed & launched multiple point-of-care based products (SureStep™, OneTouch ™, LDX ™) **generating $500+ million in annual sales**

- **Michael Wandell -** Clinical & Regulatory Affairs
  Epigenomics, Benaroya Research Institute, Home Access Health Corp., Genetic Systems

  Seven major diagnostics cleared by FDA

- **Erik Miller,** VP Marketing & Bus. Development
  Biosite (Acquired by Alere), Safety Syringes, & Luminex

  Launched & managed Triage® line, UltraSafe® Safety Devices, Luminex 200™ platform & consumable (MagPlex®) **driving key sustainable high-margin businesses**

Directors with human diagnostic experience

- **Daryl J. Faulkner -** Prior CEO Digene, (Acquired by QIAGEN), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Laboratories
- **John Landon -** Prior director of Digene, chair of Cholestech, and CEO DuPont Diagnostics

AspenBio Pharma Key *Takeaways*

- AppyScore: designed to help manage low risk patients with symptoms of appendicitis
- Patient benefit: reduced radiation exposure
- Hospital benefit: enhanced decision making, reduced cost and increased workflow
- Preclinical study underway: solid regulatory plan
- Product development approaching completion
- Substantial global market potential
- Unique head start in abdominal pain diagnostics

Aspen Bio Pharma

NASDAQ: *APPY*


AppyScore™



Key Stats: APPYD (NASDAQ CM)

Stock Price*	*$3.38*
Avg. Daily Vol. *(3 mo.)**	*36,000*
52 Week Low/High*	*$1.50 - $4.90*
Shares Outstanding*	*8.0M*
Fully-diluted, *est.*	*9.3M*
Public Float, *est.*	*7.5M*
Market Cap.	*27.1M*
Institutional Holdings, est.	*26.4%*
Insider / 5% Holders, est.	*6.9%*

Cash & Equiv. *(mrq)*	*$9.4M*
Total Assets *(mrq)*	*$14.6M*
Total Liabilities *(mrq)*	*$5.8M*
Monthly Burn-Rate (mrq avg)	~$820K


APPYD Daily
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Contact Us



AspenBio Pharma, Inc.

1585 South Perry Street

Castle Rock, CO 80104

Phone: 303.794.2000

Fax: 303.798.8332

Investor Relations

Ron Both, Sr. Managing Director

Liolios Group, Inc.

Tel 949.574.3860

Aspen Bio Pharma

Appendix

AspenBio Animal Health Portfolio Summary

Species	Product	Indications
Cattle	*BoviPure-LH™*	Timed breeding and improved fertility
	BoviPure-FSH™	Superovulation for embryo transfer
Horses	*EquiPure-LH™*	Timed breeding and improved fertility
	EquiPure-FSH™	Superovulation for embryo transfer Off-season breeding
Swine	*Porcine LH*	Increased number of piglets
	Porcine LH/FSH	Timed breeding and improved fertility

AspenBio Pharma Animal Health Pipeline

Recombinant Gonadotropin Analogs


Product
DNA Available
Lab-Scale Drug Product
In vitro PoC
Initial *in vivo* PoC
Label PoC
GMP Material
Dossier Studies
Final Filing
Register USA
Register Ex-USA
BoviPure-FSH™
BoviPure-LH™
EquiPure-FSH™
EquiPure-LH™
Swine LH/FSH